Asset Dispositions and Impairments	6 Months Ended
Jun. 30, 2012
Asset Dispositions and Impairments [Abstract]
Asset Dispositions and Impairments

Note 4. Asset Dispositions and Impairments

During the three months ended March 31, 2012, the Company sold one wholly-owned hotel for cash proceeds of approximately $11 million, net, and recognized a pre-tax loss of $7 million related to the sale. The hotel was sold subject to a long-term franchise agreement.

During the three months ended June 30, 2011, the Company sold two wholly-owned hotels, subject to long-term management agreements, for cash proceeds of approximately $237 million. The Company also sold its interest in a consolidated joint venture for cash proceeds of approximately $44 million, with the buyer assuming $57 million of the Company’s debt. The Company recognized an after-tax loss in discontinued operations of approximately $18 million as a result of the sale. Additionally, the Company sold non-core assets for approximately $2 million and recorded a gain of approximately $2 million.

During the three months ended March 31, 2011, the Company recorded an impairment charge of $32 million to write-off its noncontrolling interest in a joint venture that owns a hotel in Tokyo, Japan.